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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2005

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

              0-19952                                     41-1515691
       (Commission File No.)                   (IRS Employer Identification No.)

                             10900 Red Circle Drive,
                           Minnetonka, Minnesota 55343
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into A Material Definitive Agreement.

On January 3, 2005, Chronimed Inc., a Minnesota corporation ("Chronimed"), entered into an Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger dated August 9, 2004 (the "Merger Agreement") with MIM Corporation, a Delaware corporation ("MIM"), and its wholly owned subsidiary, Chronimed Acquisition Corp., a Minnesota corporation ("Merger Sub"). The combined company will be named BioScrip Inc. ("BioScrip").

The Amendment to the Merger Agreement extends the termination date for consummation of the merger from December 31, 2004 to April 30, 2005, increases the share exchange ratio from 1.025 to 1.12 shares of MIM common stock for each outstanding share of Chronimed common stock, adds a board member to the BioScrip Board of Directors to be selected from the MIM Board of Directors, and names key executives (Gregory H. Keane, Chronimed's current Chief Financial Officer, as BioScrip's Chief Financial Officer, Barry A. Posner as the Executive Vice President, Secretary and General Counsel of BioScrip, and each of Alfred Carfora, Brian J. Reagan and Anthony J. Zappa as an Executive Vice President of BioScrip). The Amendment also designates Minneapolis, Minnesota as the business headquarters for BioScrip while keeping Elsmford, New York as the corporate headquarters.

On January 4, 2005, Chronimed and MIM issued a joint press release relating to the Amendment. A copy of the joint press release is attached hereto as Exhibit 99.1, which is incorporated into this Report as if fully set forth herein.

The foregoing description of the Amendment and the transactions contemplated by the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit
10.1 and is incorporated into this Report as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits:

Exhibit No.                       Description
10.1             Amendment No. 1 dated January 3, 2005 to Agreement and Plan of Merger dated August 9, 2004 among Chronimed Inc., MIM Corporation and Chronimed
                 Acquisition Corp.

99.1             Joint Press Release of Chronimed Inc. and MIM Corporation, dated January 4, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CHRONIMED INC.

Date: January 4, 2005

                                                  /s/ Gregory H. Keane
                                                  --------------------------
                                                  Gregory H. Keane
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Index
Number                     Description of Exhibit                               Page Number
------                     ----------------------                               -----------
10.1                    Amendment No. 1 dated January 3, 2005,
                        to Agreement and Plan of Merger dated
                        August 9, 2004 among Chronimed Inc.,
                        MIM Corporation and Chronimed
                        Acquisition Corp.

99.1                    Joint Press Release of Chronimed Inc. and
                        MIM Corporation, dated January 4, 2005.

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